John Hancock Funds II

Supplement dated November 22, 2013 to the current Class A Shares Prospectus, as supplemented

Global Equity Fund

The “Additional information about fund expenses” section in the “Who’s who” section is revised and restated to remove the following:

The advisor has voluntarily agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.35% for Class A shares, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses, and other extraordinary expenses not incurred in the ordinary course of the fund's business, acquired fund fees, and short dividend expense. This voluntary expense reimbursement will continue in effect until terminated at any time by the advisor on notice to the fund.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.